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                                                                       EXHIBIT 5


                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Registration Statement of Virtual Technology Corporation on Form S-8 of our reports dated April 23, 1999, appearing in the Annual Report on Form 10-K of Virtual Technology Corporation for the year ended January 31, 1999.




                                      /s/ LURIE, BESIKOF, LAPIDUS & CO., LLP


Minneapolis, Minnesota
June 22, 1999